March 7, 2007

THE TEBERG FUND
Series of Advisors Series Trust
Supplement to
Prospectus and Statement of Additional Information
Dated July 28, 2006

Please note the following information with regard to the Fund’s investment in other investment companies:

As a complement to its primary strategy of investing in mutual funds, the Fund may also purchase shares of other types of investment companies, such as closed end funds and exchange-traded funds (“ETFs”), and is currently investing a portion of its assets in ETFs. ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Like other investment companies, ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.

Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, trading may be halted by or delisted from the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

Please retain this Supplement with your Prospectus.